DB Structured Products, Inc.
Aspen Funding Corp.
Newport Funding Corp.
60 Wall Street
New York, New York 10005

March 22, 2007

New York Mortgage Trust, Inc.
NYMC Loan Corporation
1301 Avenue of the Americas, 7th Floor
New York, New York 10019
Attention: Steven Schnall

TERMINATION AGREEMENT

Ladies and Gentlemen:

Reference is made to the Master Repurchase Agreement, dated as of December 13, 2005 (as amended from time to time, the "Repurchase Agreement"), among NYMC Loan Corporation, as seller ("Seller"), New York Mortgage Trust, Inc. as guarantor ("Guarantor"), and DB Structured Products, Inc. ("DBSP" or the "Buyer"), Aspen Funding Corp. ("Aspen") and Newport Funding Corp. ("Newport"; DBSP, Aspen and Newport, collectively, "Deutsche Bank"). Terms not otherwise defined herein shall have the meanings ascribed to them in the Repurchase Agreement.

1. Termination

Buyers are hereby terminating the Repurchase Agreement and all Transactions outstanding thereunder. Seller and Guarantor shall, by no later than 5:00 p.m. Eastern Standard Time, March 26, 2007 (the "Termination Date"), remit to Buyers the outstanding Repurchase Price and all other obligations that are due and owing under the Program Documents in accordance with the wire instructions provided by Buyers. Interest shall accrue on any amounts not paid by the Termination Date at the Default Rate.

Failure to pay all such amounts by the Termination Date may result in the declaration by Buyers that an Event of Default has occurred under the Repurchase Agreement and the exercise by Buyers of any and all remedies available to them in connection therewith under the Program Documents, at law and in equity, and which the Buyers, in their sole discretion, deems necessary or appropriate, without demand, protest, presentment or any other notice of any kind.

2. Waiver of Profitability Covenant Default

The Seller has informed Buyers that as of December 31, 2006, based on the financial statements of the Guarantor for the fiscal quarter ended December 31, 2006, the Guarantor was in breach of Section 14(g)(ii)(D) of the Repurchase Agreement (the "Profitability Covenant"). Notwithstanding anything to the contrary herein, pursuant to Section 20 of the Repurchase Agreement the Buyers hereby waive their rights to declare an Event of Default with respect to the breach of the Profitability Covenant and hereby agree that such failure as of such dates shall not

be deemed to be a breach of any representations, warranties or financial covenants in the Repurchase Agreement or the Guaranty.

3. Reservation of Rights

Except as stated herein, the Buyers shall not be deemed to have waived or modified any of its rights hereunder or under any other agreement, instrument or paper signed by the Seller and/or the Guarantor unless such waiver or modification is in writing and signed by the Buyers. The Buyers hereby expressly reserve all of their rights and remedies available to it under the Program Documents and at law and in equity, and all rights, remedies, obligations, and liabilities created or evinced thereby with respect to the occurrence of an Event of Default. No failure or delay on the part of the Buyers in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or under the Program Documents. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

4. Release

The Seller and the Guarantor hereby release and waive any claims, counterclaims, crossclaims, offsets, causes of action under or defenses to the Program Documents and the performance of their obligations thereunder, or if they did have any such claims, counterclaims, offsets or defenses to the Program Documents, or any transaction related to the Program Documents, against the Buyers and all affiliates of Buyers, and any employees, officers, directors, agents, successors or assigns thereof, the same are hereby waived, relinquished and released in consideration of the Buyers' execution and delivery of this Termination Agreement.

Please return to the Buyers a copy of this Termination Agreement countersigned by Seller and Guarantor. Such signatures shall also constitute a ratification and reaffirmation by the Seller and Guarantor of all Program Documents to which Seller or Guarantor is a party and of all obligations, liabilities, liens, security interests, rights and remedies created or evidenced thereby. If the Buyers do not receive the countersignatures described above by 6:00 p.m. Eastern Standard Time today, this Termination Agreement and the conditional waiver proposed hereby and all other terms and provisions hereof shall automatically become null and void. This Termination Agreement shall be construed in accordance with and governed by the laws of the State of New York.

This Termination Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Termination Agreement and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

[Signature page follows]

Very truly yours,

DB STRUCTURED PRODUCTS, INC.

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

ASPEN FUNDING CORP.

By: ______________________________
Name:
Title:

NEWPORT FUNDING CORP.

By: ______________________________
Name:
Title:

Acknowledged and agreed to as of
the date first written above by:

NEW YORK MORTGAGE TRUST, INC.

By: [signature]
Name: Steven R. Mumma
Title: CFO/CIO

NYMC LOAN CORPORATION

By: [signature]
Name: Steven Mumma
Title: CFO

Cc: David Akre
Steve Mumma
Brad Howe

Very truly yours,

DB STRUCTURED PRODUCTS, INC.

By: [signature]
Name: Vincent D'Amore
Title: Authorized Signatory

By: [signature]
Name: Glenn Minkoff
Title: Director

ASPEN FUNDING CORP.

By: ______________________
Name:
Title:

NEWPORT FUNDING CORP.

By: ______________________
Name:
Title:

Acknowledged and agreed to as of
the date first written above by:

NEW YORK MORTGAGE TRUST, INC.

By: ______________________
Name:
Title:

NYMC LOAN CORPORATION

By: ______________________
Name:
Title:

Cc: David Akre
Steve Mumma
Brad Howe

Very truly yours,

DB STRUCTURED PRODUCTS, INC.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

ASPEN FUNDING CORP.

By: Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

NEWPORT FUNDING CORP.

By: Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

Acknowledged and agreed to as of
the date first written above by:

NEW YORK MORTGAGE TRUST, INC.

By: ____________________________
Name:
Title:

NYMC LOAN CORPORATION

By: ____________________________
Name:
Title:

Cc: David Akre
Steve Mumma
Brad Howe